EXHIBIT 10.14

FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF INTERESTS

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF INTERESTS (this “First Amendment”) is made as of the 12th day of May, 2006, by and between HOME PROPERTIES, L.P., a New York limited partnership (“Home Properties") and HOME PROPERTIES WMF I, LLC, a New York limited liability company (“Home Properties WMF”; and together with Home Properties, as “Sellers”), and THE LIGHTSTONE GROUP, LLC, a New Jersey limited liability company (as “Buyer”).

RECITALS

WHEREAS, Sellers and Buyer have entered into that certain Agreement For Purchase and Sale of Interests (South Michigan Portfolio), dated as of April 26, 2006 (the “Original Contract”), covering the sale and purchase of certain entities as more particularly described therein; and

WHEREAS, the parties hereto wish to amend the Original Contract as set forth in this First Amendment.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) each to the other in hand paid, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.  Definitions. All capitalized terms used in this First Amendment shall have the same meanings ascribed to them in the Original Contract, unless otherwise herein defined.

2.  Rescission/Reinstatement. The parties acknowledge and agree that: (a) Buyer's termination notice of even date herewith, a copy of which is attached hereto as Exhibit A, is hereby rescinded, null and void and of no force and effect; and (b) the Original Contract is hereby reinstated in its entirety.

3.  Modifications. Effective as of the date hereof, the Original Contract is hereby modified and amended by extending the Due Diligence Period until Tuesday, May 16, 2006 at 3 PM Eastern Standard Time.

4.  No Other Changes. Except as modified by this First Amendment, the Original Contract shall remain in full force and effect.

5.  Counterparts. This First Amendment may be executed in counterparts, all of which, when taken together, shall constitute one original. Facsimile signatures shall be deemed originals for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date and year first above written.

BUYER:

THE LIGHTSTONE GROUP, LLC

By:	/s/ David Lichtenstein
David Lichtenstein, Chief Executive Officer

SELLER:

HOME PROPERTIES, L.P.

By:	Home Properties, Inc., General Partner

By:	/s/ John E. Smith
John E. Smith, Senior Vice President

HOME PROPERTIES WMF I, LLC

By:	Home Properties, Inc., Sole Member

By:	Home Properties, Inc., General Partner

By:	/s/ John E. Smith
John E. Smith, Senior Vice President

EXHIBIT A

COPY OF RESCINDED TERMINATION NOTICE

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